UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 6, 2006

                      Morgan Stanley Spectrum Currency L.P.
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             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                   0-31563                  13-4084211
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(State or Other Jurisdiction     (Commission              (IRS Employer
     of Incorporation)           File Number)           Identification No.)

c/o Demeter Management Corporation, 330 Madison Avenue,
8th Floor, New York, NY                                        10017
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code: (212) 905-2700


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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      Item 5.02. Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

      (b) Effective November 6, 2006, Kevin Perry will no longer serve as Chief Financial Officer of Demeter Management Corporation, the general partner of the registrant (the "General Partner").

      (c) Effective November 6, 2006, Lee Horwitz will serve as Chief Financial Officer of the General Partner, and will be a principal of the General Partner, subject to approval by and registration with the National Futures Association.

      Lee Horwitz, age 55, currently serves as an Executive Director and Controller within the Global Wealth Management Group at Morgan Stanley. Mr. Horwitz joined Morgan Stanley in March 1984 and has held a variety of positions throughout Morgan Stanley's organization during his tenure. Mr. Horwitz received a B.A. degree from Queens College and an MBA from Rutgers University. Mr. Horwitz is a Certified Public Accountant.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                MORGAN STANLEY SPECTRUM CURRENCY L.P.

Date: November 9, 2006          By: Demeter Management Corporation
                                    as General Partner


                                   /s/ Walter Davis
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                                Name:  Walter Davis
                                Title: President